EXHIBIT 10.28

                           SECOND AMENDMENT AGREEMENT
                           --------------------------

         SECOND AMENDMENT AGREEMENT (this "AGREEMENT") dated as of July 19, 2002 by and among (1) Imagistics International Inc. (the "BORROWER"), (2) Fleet Capital Corporation ("FLEET"), and the other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "LENDERS" and individually, a "LENDER") and (3) Fleet, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders with respect to a certain Credit Agreement dated as of November 9, 2001 by and among the Borrower, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002 (as amended, the "CREDIT AGREEMENT").

                              W I T N E S S E T H:


         WHEREAS, the Borrower has requested that the Lenders amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

[section] 1.   DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement (after giving effect to the amendments thereof set forth herein) shall have the same meanings herein as therein.
[section] 2.   RATIFICATION OF EXISTING AGREEMENTS. All of the Borrower's
obligations and liabilities to the Creditors as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Credit Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that it does not have any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.
[section] 3.   REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Creditors that all of the representations and warranties made by the Borrower in the Credit Agreement, the Notes and the other Credit Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.
[section] 4.   CONDITIONS PRECEDENT. The effectiveness of the amendments
contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:
(a) Representations and Warranties. All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in ss.3 hereof.
(b) Performance; No Event of Default. The Borrower shall have performed and complied in all respects with all terms and conditions herein required to be

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     performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.
(c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.
(d) Delivery. The Borrower, the Majority Lenders and each of the Term B Facility Lenders shall have executed and delivered this Agreement.


[section] 5.   AMENDMENTS TO THE CREDIT AGREEMENT.
               ----------------------------------

                    5.1   AMENDMENT TO SECTION 1.01

                    The definition of "Permitted Repurchase Amount" appearing in
     Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                    "Permitted Repurchase Amount" shall mean an amount equal to the sum of (a) $58,000,000, plus (b) the amount of net cash proceeds actually received by the Borrower from the issuance and/or resale by the Borrower up to 1,000,000 shares of its common stock Equity Interests to its employees pursuant to the Borrower's employee stock purchase plan.

                    5.2   AMENDMENT TO SCHEDULE 1.01(a)

                    Schedule 1.01(a) of the Credit Agreement is hereby amended in its entirety as set forth on Schedule 1 attached hereto and made a part hereof.

                    5.3   AMENDMENT TO SCHEDULE 1.01(b)

                    Schedule 1.01(b) of the Credit Agreement is hereby amended in its entirety as set forth on Schedule 2 attached hereto and made a part hereof.

                    5.4   AMENDMENT TO SECTION 2.09

                    Section 2.09 of the Credit Agreement is hereby amended by replacing, in the second line of such section, the number, "4.09" with the number, "2.09".

[section] 6.   MISCELLANEOUS PROVISIONS.
               ------------------------

     (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Credit Documents shall remain the same. The Credit Agreement, the Notes and the other Credit Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Credit Documents, as applicable, shall be read and construed as one instrument.

     (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of New York.

     (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                          IMAGISTICS INTERNATIONAL INC.


                          By: /s/ Joseph D. Skrzypczak
                          ----------------------------
                               Joseph D. Skrzypczak
                               Its Chief Financial Officer


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                                Fleet Capital Corporation,
                                as a Lender



                                By:  /s/ Edgar Ezerins
                                   -------------------------
                                Name:  Edgar Ezerinx
                                Title: SVP

                                Merrill Lynch Capital Corporation
                                as a Lender



                                By:  /s/  Michael E. O'Brien
                                   -------------------------
                                Name:  Michael E. O'Brien
                                Title: Vice President



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                                Natexis Banque Populaires
                                as a Lender



                                By:  /s/  Frank H. Madden, Jr.
                                   ---------------------------
                                Name:  Frank H. Madden, Jr.
                                Title: Vice President &
                                       Group Manager

                                The Chase Manhattan Bank
                                as a Lender



                                By: /s/  Valerie Schanzer
                                   -------------------------
                                Name:  Valerie Schanzer
                                Title: Vice President


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                                People's Bank
                                as a Lender



                                By:  /s/   David K. Sherrill
                                   -------------------------
                                Name:  David K. Sherrill
                                Title: Vice President

                                Bank Leumi USA
                                as a Lender



                                By: /s/   Paul Tine         Glenn Kreutzer
                                   ---------------------------------------
                                Name:  Paul Tine            Glen Kreutzer
                                Title: Vice President       Banking Officer

                                General Electric Capital Corporation
                                as a Lender



                                By:  /s/  Rosalia Agresti
                                   -------------------------
                                Name:  Rosalia Agresti
                                Title: Senior Risk Manager


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                                Citizens Bank of Massachusetts
                                as a Lender



                                By:  /s/   Daniel G. Eastman
                                   -------------------------
                                Name:  Daniel G. Eastman
                                Title: Senior Vice President


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                                Toronto Dominion (New York), Inc.,
                                as a Lender



                                By:  /s/   Stacey Malek
                                   -------------------------
                                Name:  Stacey Malek
                                Title: Vice President

                                   SCHEDULE 1
                                   ----------

                                Schedule 1.01(a)


                                   LIBOR Loans                       ABR Loans
                                   -----------                       ---------

Revolving Loans                       2.75%                            1.75%

Term B Facility Loans                 2.75%                            1.75%

                                   SCHEDULE 2
                                   ----------

                                Schedule 1.01(b)


--------------------------------------------------------------------------------------------------
                                                               REVOLVING LOANS
------- ----------------------------------- ------------------------------------------------------
TIER              TOTAL LEVERAGE                   LIBOR MARGIN                 ABR MARGIN
                       RATIO
------- ----------------------------------- ---------------------------- -------------------------
I       [greater than]1.25:1.0                         3.00%                       2.00%
------- ----------------------------------- ---------------------------- -------------------------
II      [equal to or less than]1.25:1.0 but            2.75%                       1.75%
        [greater than]1.00:1.0

------- ----------------------------------- ---------------------------- -------------------------
III     [equal to or less than]1.00:1.0 but            2.50%                       1.50%
        [greater than]0.75:1.0
------- ----------------------------------- ---------------------------- -------------------------
IV      [equal to or less than]0.75:1.0                2.25%                       1.25%
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                            TERM B FACILITY LOANS
------------------------------------------- ------------------------------------------------------
TIER              TOTAL LEVERAGE                   LIBOR MARGIN                 ABR MARGIN
                       RATIO
------- ----------------------------------- ---------------------------- -------------------------
I       [greater than]1.25:1.0                         3.75%                       2.75%
------- ----------------------------------- ---------------------------- -------------------------
II      [equal to or less than]1.25:1.0                2.75%                       1.75%
--------------------------------------------------------------------------------------------------